UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 1, 2007

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Commission file number 0-16079

Delaware	84-0915893
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (303) 792-7400

Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Please see description in Item 2.01 regarding the amendment to the Loan Agreement (as defined below), incorporated into this Item by reference.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 1, 2007, Air Methods Corporation (the Company) completed its acquisition of 100% of the outstanding common stock of FSS Airholdings, Inc. (FSS), the parent company of CJ Systems Aviation Group, Inc. (CJ). The acquisition was completed substantially in accordance with the terms of the Stock Purchase Agreement previously filed by the Company in a Current Report on Form 8-K dated July 31, 2007. The purchase price was financed through $25 million of additional borrowing under the Company’s Revolving Credit, Term Loan and Security Agreement dated September 17, 2007 (Loan Agreement) with a commercial bank group, which was amended on October 1, 2007 (i) to provide for the additional borrowing, (ii) to make FSS and CJ borrowers under the Loan Agreement, and (iii) to extend the bank’s security interest to include the acquired assets.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION

Please see description in Item 2.01 regarding the amendment to the Loan Agreement (as defined above), incorporated into this Item by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) Financial Statements and Pro Forma Information

The Company is still reviewing the financial statements of FSS. Financial statements and pro forma financial information related to this transaction are not being filed with this filing. To the extent such information is required by this Item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)  Exhibits

Exhibit Number	Description
10.1
Amendment No. 1 to Revolving Credit, Term Loan and Security Agreement dated as of October 1, 2007 among Air Methods Corporation, Rocky Mountain Holdings, L.L.C.,  Mercy Air Service, Inc., LifeNet, Inc., FSS Airholdings, Inc., and CJ Systems Aviation Group, Inc., as Borrowers, KeyBank National Association, as a Lender, lead arranger, sole book runner and administrative agent, LaSalle Bank National Association, as a Lender and syndication agent, National City Bank, as a Lender and documentation agent, and the other Lenders identified therein.

10.2
Form of Guaranty Agreement between KeyBank, as Agent for the Lenders and each of (i) Special Jet Services, Inc., (ii) CJ Critical Care Transportation Systems of Kentucky, Inc., (iii) CJ Critical Care Transportation Systems of Florida, Inc., and (iv) CJ Critical Care Transportation Systems, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: October 5, 2007	By	\s\ Trent Carman
Chief Financial Officer

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